Subject to Revision
Series Term Sheet Dated August 7, 2002

                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company

                                  $302,587,000
                                  (Approximate)
                Mortgage Pass-Through Certificates, Series 2002-4

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor

                  Equity One Mortgage Pass-Through Trust 2002-4

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2002-4. The Series Term Sheet has been prepared by Wachovia Securities, Inc. based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                           [WACHOVIA SECURITES LOGO]

Subject to Revision - Series Term Sheet Dated August 7, 2002


                              Offered Certificates
                              --------------------


To 10% Clean-up Call:
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
                                                                                               Expected Ratings
                                                                                         -----------------------------
                                                                           Expected
               Expected        Interest      Principal     Expected WAL    Principal
   Class        Size(1)          Type          Type           (yrs)       Window (2)        S&P     Moody's   Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-1        $100,000,000   Floating       Senior          1.14       09/02 - 01/05     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-2         $28,000,000    Fixed         Senior          3.01       01/05 - 09/06     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-3         $20,000,000    Fixed         Senior          5.03       09/06 - 11/08     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-4         $12,924,000    Fixed         Senior          7.29       11/08 - 08/10     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AV-1         $93,250,000   Floating       Senior          2.87       09/02 - 08/10     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
    M-1         $19,668,000    Fixed        Mezzanine        5.33       11/05 - 08/10      AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
    M-2         $16,642,000    Fixed        Mezzanine        5.31       10/05 - 08/10      A          A2          A
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
     B          $12,103,000    Fixed       Subordinate       5.30       09/05 - 08/10     BBB        Baa2        BBB
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------






To Maturity:
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- --------
                                                                                              Expected Ratings
                                                                                         ----------------------------
                                                                           Expected
                Expected       Interest      Principal     Expected WAL    Principal
   Class         Size(1)         Type          Type           (yrs)        Window (2)       S&P     Moody's   Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-1        $100,000,000   Floating       Senior          1.14       09/02 - 01/05     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-2         $28,000,000    Fixed         Senior          3.01       01/05 - 09/06     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-3         $20,000,000    Fixed         Senior          5.03       09/06 - 11/08     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AF-4         $12,924,000    Fixed         Senior          7.41       11/08 - 07/11     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
   AV-1         $93,250,000   Floating       Senior          3.40       09/02 - 05/18     AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
    M-1         $19,668,000    Fixed        Mezzanine        5.88       11/05 - 08/16      AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
    M-2         $16,642,000    Fixed        Mezzanine        5.81       10/05 - 02/16      A          A2          A
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
     B          $12,103,000    Fixed       Subordinate       5.67       09/05 - 06/14     BBB        Baa2        BBB
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------

(1)  Size is subject to a permitted  variance in the  aggregate of plus or minus
     5%.
(2) The Last Scheduled Distribution Date for all Offered Certificates is the Distribution Date in [February 2033].

                                    Structure
                                    ---------

o A senior/subordinate structure whereby realized losses on the underlying mortgages will be allocated in the following order of priority: (i) excess interest, (ii) to the overcollateralization amount described herein, (iii) to the Class B Certificates, (iv) to the Class M-2 Certificates, and (v) to the Class M-1 Certificates.
o A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1 Certificates.
o Each of the Offered Certificates other than the Class AV-1 Certificates will be subject to a Pool Cap on its pass-through rate. The pass-through rate for the Class AV-1 Certificates will be subject to the Class AV-1 Cap.
o After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.

                                  Pricing Speed
                                  -------------

Fixed Rate Mortgage Loans: 100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in month twelve, and remain constant at 23% CPR each month thereafter.
Adjustable Rate Mortgage Loans: 100% PPC assumes 28% CPR.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                          Wachovia Securities Contacts
                          ----------------------------

Trading / Syndicate          Phone              E-mail
-------------------          -----              ------
Chris Choka               (704) 383-8267        chris.choka@wachovia.com
Mark Adamson              (704) 383-7727        mark.adamson@wachovia.com

Mortgage Finance
----------------
Mike Ciuffo               (704) 715-1170        michael.ciuffo@wachovia.com
Jon Riber                 (704) 383-7203        jon.riber@wachovia.com
David Lyle                (704) 715-8131        david.lyle@wachovia.com

Structuring
-----------
Serkan Erikci             (704) 715-1263        serkan.erikci@wachovia.com
Barbara Smith             (704) 383-8614        barbaram.smith@wachovia.com

Collateral Analytics
--------------------
Paul Lopansri             (704) 374-3490        paul.lopansri@wachovia.com

ABS Research
------------
Inna Koren                (212) 909-0082        inna.koren@wachovia.com


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2002-4.

Offered Certificates:         Class AF-1, Class AF-2, Class AF-3, Class AF-4 and
                              Class AV-1 Certificates (the "Senior Certificates"
                              or  "Class A  Certificates");  Class M-1 and Class
                              M-2 Certificates (the "Mezzanine  Certificates" or
                              "Class M Certificates"), Class B Certificates (the
                              "Class  B  Certificates"  and,  together  with the
                              Mezzanine    Certificates,    the    "Subordinated
                              Certificates").

Retained Certificates:        Class R and Class X Certificates (not offered).

Servicer:                     Equity One, Inc.

Seller:                       Equity One, Inc. and certain of its subsidiaries.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          JPMorgan Chase Bank.

Rating Agencies:              Moody's  Investors  Service,   Inc.   ("Moody's"),
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch, Inc. ("Fitch").

Underwriter:                  Wachovia Securities, Inc.

Closing Date:                 On or about August 30, 2002.

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The Class  AF-1 and Class AV-1  Certificates  will
                              settle with no accrued interest (settle flat) and the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2 and Class B Certificates will settle with accrued interest.

Distribution Date:            The  25th of each  month,  or if such day is not a
                              business day, the next succeeding business day, commencing on September 25, 2002.

Record Date:                  With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates,  the last  business day prior to the
                              applicable  Distribution Date. With respect to the
                              Class  AF-2,  Class AF-3,  Class AF-4,  Class M-1,
                              Class  M-2 and  Class  B  Certificates,  the  last
                              business day in the month preceding the applicable
                              Distribution  Date. With respect to the Class AF-1
                              and Class AV-1  Certificates,  the Record Date for
                              the first  Distribution  Date is the last business
                              day prior to the  Distribution  Date in  September
                              2002. With respect to the Class AF-2,  Class AF-3,
                              Class  AF-4,  Class M-1,  Class  M-2,  and Class B
                              Certificates,   the  Record  Date  for  the  first
                              Distribution Date is the Closing Date.

Payment Delay:                None   for  the   Class   AF-1  and   Class   AV-1
                              Certificates and 24 days for the Class AF-2, Class
                              AF-3, Class AF-4, Class M-1, Class M-2 and Class B
                              Certificates.

Day Count:                    With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates, actual/360, and with respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2 and Class B Certificates, 30/360.

--------------------------------------------------------------------------------
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                                       4

Subject to Revision - Series Term Sheet Dated August 7, 2002

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled to a Trustee Fee equal to 1/12 of 0.02% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to a Servicing Fee equal
                              to  1/12  of  0.50%  of  the  aggregate  principal
                              balance   of  the   mortgage   loans,   plus   any
                              reimbursable amounts.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                              Date ("Cut-off Date Principal Balance").

Denomination:                 $25,000  minimum and multiples of $1,000 in excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA, so long as the plan is a "Qualified Plan Investor" and certain conditions are met.

SMMEA Eligibility:            The  Offered   Certificates   will  not  be  SMMEA
                              eligible.

Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered Certificates, excluding any associated rights to receive payments from the Net WAC Cap
                              Account or the reserve fund, will be designated as "regular interests" in a REMIC. Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on July 31, 2002.

Mortgage Loan Pool:           The  mortgage  loan  pool  will  consist  of 2,989
                              closed-end   mortgage   loans  with  an  aggregate
                              principal  balance of  approximately  $302,587,766
                              (the  "Total  Mortgage  Loans") as of the  Cut-off
                              Date.  The Total  Mortgage  Loans  will be divided
                              into two loan groups,  Group I Mortgage  Loans and
                              Group II  Mortgage  Loans.  The  Group I  Mortgage
                              Loans will  consist of 2,231  fixed rate  mortgage
                              loans  with  an  aggregate  principal  balance  of
                              approximately $209,323,753 as of the Cut-off Date.
                              The Group II  Mortgage  Loans will  consist of 758
                              adjustable  rate mortgage  loans with an aggregate
                              principal balance of approximately  $93,264,013 as
                              of the Cut-off  Date.  The Group I Mortgage  Loans
                              are  secured by first and second  liens on one- to
                              four-family dwellings ("Residential Loans") and on
                              multi-family   properties  and  structures   which
                              contain both residential dwelling units and space used for retail, professional or other commercial uses ("Mixed Use Loans"). The Group II Mortgage
                              Loans are  secured by first  liens on  Residential
                              Loans.

                              The collateral information presented in this Series Term Sheet regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With  respect to any  Distribution  Date means the
                              calendar month prior to the month in which such Distribution Date occurs.

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                                       5

Subject to Revision - Series Term Sheet Dated August 7, 2002

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Certificates     includes:     excess    interest,
                              overcollateralization   and   subordination.    In
                              addition,   the   trust   will   include  a  yield
                              maintenance agreement for the benefit of the Class
                              AV-1 Certificates.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the Servicing Fee, (b) the Trustee Fee, and (c) the weighted average pass-through rate on the Offered Certificates, which results in excess interest. On each Distribution Date, excess interest generated during the related Collection Period will be available to cover losses and build overcollateralization on such Distribution Date.

                              Overcollateralization. Excess interest will be applied, to the extent available, to make accelerated payments of principal to the certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the principal balance of the mortgage loans, resulting in overcollateralization. Overcollateralization will be used to cover losses on the mortgage loans. Overcollateralization shall initially be zero and grow to a target of approximately [4.00]% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, the overcollateralization amount shall equal the lesser of (1) approximately [4.00]% of the Cut-off Date Pool Principal Balance and (2) the greater of approximately [8.00]% of the Pool Principal Balance as of the last day of the related Due Period and [0.50]% of the Cut-off Date Pool Principal Balance.

                              Subordination. The Class M-1, Class M-2, and Class B Certificates are subordinate to and provide credit enhancement for the Class A Certificates. The Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class B Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates.

                              Credit support offered by subordination is as follows:

                              -------------- -------------- -----------------
                              Certificates      Prior to      After Stepdown
                                             Stepdown Date        Date*
                              -------------- -------------- -----------------
                              Class A          [16.00]%       [40.00]%
                              Class M-1         [9.50]%       [27.00]%
                              Class M-2         [4.00]%       [16.00]%
                              Class B              -          [8.00]%
                              -------------- -------------- -----------------

                              * Targeted, Including Overcollateralization

Yield Maintenance Agreement:  The  trust  will   include  a  yield   maintenance
                              agreement between a third party and the Trustee on
                              behalf  of  the   holders   of  the   Class   AV-1
                              Certificates. Payments under the yield maintenance
                              agreement  will be deposited  into a reserve fund.
                              On  each  Distribution  Date,  to  the  extent  of
                              amounts  in  the  reserve  fund,   funds  will  be
                              withdrawn from the reserve fund and distributed to the Class AV-1 Certificates to cover any interest and principal that was not covered by excess interest and to cover certain amounts owed to the Class AV-1 Certificates from prior Distribution
                              Dates as a result of limiting their pass-through rate to the Class AV-1 Cap.

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                                       6

Subject to Revision - Series Term Sheet Dated August 7, 2002

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual Period:      For  each  Distribution  Date  and  each  class of
                              Offered  Certificates,  other  than the Class AF-1
                              Certificates and the Class AV-1 Certificates,  the
                              Interest Accrual Period will be from and including the first day of the calendar month preceding the related Distribution Date to and including the last day of such month, and all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                              With respect to the Class AF-1 Certificates and the Class AV-1 Certificates, the Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to such Distribution Date, and all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Interest Distributions:       On  each  Distribution  Date,   interest  will  be
                              remitted in the following order of priority, to the extent available:

                              (i)       to the Trustee, the Trustee Fee;
                              (ii)      to the Servicer, the Servicing Fee;
                              (iii) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;
                              (iv) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, the applicable interest carry forward amount for the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;
                              (v) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (vi) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (vii) to the Class B Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (viii) any remaining amount to be applied as the "Monthly Excess Interest Amount";
                              (ix) the amount, if any, remaining after applications with respect to the priorities set forth above will be used to pay unpaid interest carry forward amounts and realized losses; and
                              (x) to the Class X and Class R Certificates, any remaining amounts as described in the Pooling and Servicing Agreement.

Accrued Certificate Interest: For each  class of Offered  Certificates  and each
                              Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of Certificates, minus each Class' Interest Percentage of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.

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                                       7

Subject to Revision - Series Term Sheet Dated August 7, 2002

Class AV-1 Cap:               For any  Distribution  Date will  equal the sum of
                              (i) the Pool Cap and (ii) a fraction (expressed as a percentage) (A) the numerator of which is the lesser of (1) the product of the excess, if any, of the weighted average Net Mortgage Rate of the Group II Mortgage Loans over the Pool Cap and the certificate principal balance of the Class AV-1
                              Certificates (prior to the distribution of any principal on such Distribution Date) and (2) the sum of (a) the product of the excess, if any, of the Pool Cap over the weighted average of the Pass-Through Rates of the Certificates (other than the Class AV-1 and Class X Certificates) (weighted on the basis of their respective certificate principal balances prior to the distribution of any principal on such Distribution Date) and the aggregate certificate principal balance of the Certificates (other than the Class AV-1 and Class
                              X  Certificates)  and (b) the  product of the Pool
                              Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual
                              Period) and (B) the denominator of which is the certificate principal balance of the Class AV-1
                              Certificates.

Pool Cap:                     For any Distribution  Date will equal the weighted
                              average of the Net Mortgage Rates, weighted on the basis of the mortgage loan balances as of the first day of the related Collection Period. The
                              Net Mortgage Rate of any mortgage loan is its mortgage rate, less the sum of the Servicing Fee and the Trustee Fee.

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AV-1 Pass  Through  Rate is  subject to the
                              Class AV-1 Cap, the Class AV-1 Certificates will be entitled to receive, from amounts otherwise paid to the Class X Certificates, an amount equal to the product of (a) the excess of (i) the Pass-Through Rate the Class AV-1 Certificates would have received if they were not subject to the Class AV-1 Cap (subject to a maximum rate of [14]%), minus (ii) the Class AV-1 Cap, and (b) the certificate principal balance of the Class AV-1
                              Certificates.

Class AF-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AF-1  Pass-Through  Rate is  subject to the
                              Pool Cap,  the  Class  AF-1  Certificates  will be
                              entitled to receive,  from amounts  otherwise paid
                              to the Class X  Certificates,  an amount  equal to
                              the   product   of  (a)  the  excess  of  (i)  the
                              Pass-Through Rate the Class AF-1 Certificates would have received if they were not subject to the Pool Cap (subject to a maximum rate of 10%), minus (ii) the Pool Cap, and (b) the certificate principal balance of the Class AF-1 Certificates.

Pass-Through Rate:            With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates  and  any  Distribution  Date,  a per
                              annum  rate  equal  to  One-Month  LIBOR  for  the
                              related  interest  accrual  period  plus a margin,
                              which will be set at pricing.  With respect to the
                              Class  AF-2,  Class AF-3,  Class AF-4,  Class M-1,
                              Class  M-2  and  Class  B  Certificates   and  any
                              Distribution Date, a per annum rate, which will be fixed at pricing.

                              After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.

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                                       8

Subject to Revision - Series Term Sheet Dated August 7, 2002


                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

Group I Principal Percentage: With  respect  to any  Distribution  Date  and the
                              Class AF-1, Class AF-2, Class AF-3, and Class AF-4 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans for the related Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II Mortgage Loans for the related Collection Period.

Group II Principal
Percentage:                   With  respect  to any  Distribution  Date  and the
                              Class AV-1 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group II Mortgage Loans for the related
                              Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II
                              Mortgage Loans for the related Collection Period.

Senior Certificate Principal
Distribution Amount:          As of any  Distribution  Date before the  Stepdown
                              Date or if a Trigger Event is in effect, the Class
                              AF-1,  Class  AF-2,  Class  AF-3  and  Class  AF-4
                              Certificates will be entitled to receive the Group
                              I   Principal    Percentage   of   the   Principal
                              Distribution  Amount for such Distribution Date in
                              the priorities  described below and the Class AV-1
                              Certificates will be entitled to receive the Group
                              II   Principal   Percentage   of   the   Principal
                              Distribution Amount for such Distribution Date, until the certificate principal balances thereof have been reduced to zero. As of any Distribution
                              Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                              (x) the sum of the certificate principal balances of the Class AF-1, Class AF-2, Class AF-3, Class
                              AF-4 and Class AV-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                              (A) the product of (i) approximately  [60.00]% and
                              (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection
                              Period  minus  the  product  of (i)  approximately
                              0.50% and (ii) the Pool  Balance as of the Cut-off
                              Date.

Class M-1 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Senior Certificate Principal
                              Distribution Amount on such Distribution Date) and
                              (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [73.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.


Class M-2 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Senior Certificate Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of


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                                       9

Subject to Revision - Series Term Sheet Dated August 7, 2002

                              the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately [84.00]% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and (ii) the Pool Balance as of the Cut-off Date.


Class B Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  certificate  principal  balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution Amount on such Distribution Date), and (iv) the certificate principal balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [92.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Pool Balance:                 As of any Distribution Date, the sum of the unpaid
                              principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

Extra Principal Distribution
Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such
                              Distribution       Date      and      (y)      the
                              Overcollateralization Deficiency for such Distribution Date.

Overcollateralization
Deficiency:                   As of any Distribution  Date, the excess,  if any,
                              of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              overcollateralization amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the certificate  principal balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal  Distribution Amount)
                              on such  Distribution  Date,  but  prior to taking
                              into account any applied  realized loss amounts on
                              such  Distribution   Date.

Overcollateralization
Release Amount:               With respect to any Distribution  Date on or after
                              the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (x) the Principal
                              Remittance  Amount for such  Distribution Date and
                              (y)   the    excess,    if   any,   of   (i)   the
                              overcollateralization amount for such Distribution
                              Date,   assuming   that  100%  of  the   Principal
                              Remittance   Amount  is  applied  as  a  principal
                              payment on the  Certificates on such  Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to
                              any Distribution  Date on which a Trigger Event is
                              in  effect,  the   Overcollateralization   Release
                              Amount will be zero.

Principal Distribution
Amount: As of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and
                              (ii) the Extra Principal Distribution Amount, if any.


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                                       10

Subject to Revision - Series Term Sheet Dated August 7, 2002

Principal Remittance
Amount: With respect to any Distribution Date, the amount described in the Pooling and Servicing Agreement.

Stepdown Date:                The earlier to occur of (i) the Distribution  Date
                              on  which  the  aggregate   certificate  principal
                              balance of the Senior  Certificates  is reduced to
                              zero,  and  (ii)  the  later  to  occur of (a) the
                              Distribution  Date in  September  2005 and (b) the
                              first   Distribution  Date  on  which  the  Senior
                              Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

Senior Enhancement
Percentage:                   For  any  Distribution   Date  is  the  percentage
                              obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  certificate  principal  balance  of the
                              Subordinated    Certificates    and    (ii)    the
                              overcollateralization  amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the pool balance as of the last day of the related Collection Period.

Senior Specified Enhancement
Percentage:                   On  any  date  of   determination   thereof  means
                              approximately [40.00]%.


Trigger Event:                A Trigger  Event  will be deemed to have  occurred
                              upon the occurrence of certain pool performance related events as specified in the Pooling and Servicing Agreement.

Principal Distribution
Priorities on or after the
Stepdown Date:                With respect to each  Distribution  Date (a) on or
                              after  the  Stepdown  Date  and  (b) as  long as a
                              Trigger Event is not in effect, the holders of all
                              classes  of  certificates   will  be  entitled  to
                              receive payments of principal, in the order of priority and in the amounts set forth below:

                              first, concurrently as follows: (i) the Group I Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero and then to the Class AV-1 Certificates, until the certificate principal balance of such class has been reduced to zero; and (ii) the Group II Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed to the Class AV-1 Certificates, until the certificate principal balance of such class has been reduced to zero and then sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero;

                              second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Senior Certificates in priority first above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates in priority first above and the amount distributed to the Class M-1 Certificates in priority second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the

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                                       11

Subject to Revision - Series Term Sheet Dated August 7, 2002

                              sum of the amount distributed to the Senior Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to priority second above and the amount distributed to the Class M-2 Certificates pursuant to priority third above and (y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              fifth, any remaining Principal Distribution Amount will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "Application of Monthly Excess Cashflow Amounts."

Application of Monthly Excess
Cashflow Amounts:             On any  Distribution  Date, the sum of the Monthly
                              Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  Principal
                              Distribution    Amount    (without    duplication)
                              remaining  after  principal  distributions  on the
                              Offered   Certificates   is  the  "Monthly  Excess
                              Cashflow Amount", which is required to be applied in the following order of priority (the "Monthly
                              Excess Cashflow  Allocation") on such Distribution
                              Date:

                              first, to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;

                              second, to fund the remaining interest carry forward amounts for the classes of Senior Certificates, if any, pro rata, among the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;

                              third, to fund the Extra Principal Distribution Amount for such Distribution Date;

                              fourth, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

                              fifth, to fund the interest carry forward amount for the Class M-1 Certificates, if any;

                              sixth, to fund the Class M-1 applied realized loss amount for such Distribution Date;

                              seventh, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

                              eighth, to fund the interest carry forward amount for the Class M-2 Certificates, if any;

                              ninth, to fund the Class M-2 applied realized loss amount for such Distribution Date;

                              tenth, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class B Certificates;

                              eleventh, to fund the interest carry forward amount for the Class B Certificates, if any;

                              twelfth, to fund the Class B applied realized loss amount for such Distribution Date;

                              thirteenth, from amounts payable to the Class X Certificates, any Class AV-1 Carryover or Class AF-1 Carryover in the order specified in the Pooling and Servicing Agreement; and

                              fourteenth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

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                                       12

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

   Summary Statistics
   ---------------------------------------------------------------------------
   Number of Mortgage Loans                                             2,989
   Cut-Off Date Principal Balance                             $302,587,766.00
      Minimum                                                      $10,085.40
      Maximum                                                     $497,726.64
      Average                                                     $101,233.78
   LTV Ratio
      Minimum                                                           3.63%
      Maximum                                                         100.00%
      Weighted Average                                                 77.73%
   Mortgage Rate
      Minimum                                                          6.865%
      Maximum                                                         14.550%
      Weighted Average                                                 8.746%
   Remaining Term
      Minimum                                                       53 Months
      Maximum                                                      360 Months
      Weighted Average                                             277 Months
   FICO Score
      Minimum                                                             526
      Maximum                                                             815
      Weighted Average                                                    630
   Product Type
      Fully Amortizing Fixed Rate Mortgage Loans                       39.57%
      Fully Amortizing Adjustable Rate Mortgage Loans                  30.82%
      Fixed Rate Balloon Mortgage Loans                                29.60%
   Lien Position
      First                                                            93.34%
      Second                                                            6.66%
   Property Type
      Residential                                                      96.39%
      Mixed-Use                                                         3.61%
   Occupancy Status
      Owner Occupied                                                   91.86%
      Non-Owner Occupied                                                8.14%
   Geographic Concentration (> 5.00%)
      Pennsylvania                                                      9.28%
      California                                                        8.59%
      New Jersey                                                        7.78%
      Illinois                                                          6.26%
      North Carolina                                                    5.27%
      New York                                                          5.11%
   Number of States                                                        41
   Largest Zip Code Concentration (60639)                               0.53%
   % of Loans with Prepayment Penalties                                78.83%
   ---------------------------------------------------------------------------
   (1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 2.02% and 1.59% of the Aggregate Principal Balance, respectively.

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                                       13

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 6.501 to  7.000                                                        41              $4,566,693.12                   1.51%
 7.001 to  7.500                                                       240              31,724,674.24                  10.48
 7.501 to  8.000                                                       514              63,437,977.48                  20.97
 8.001 to  8.500                                                       499              60,024,272.04                  19.84
 8.501 to  9.000                                                       491              58,157,764.90                  19.22
 9.001 to  9.500                                                       286              30,066,326.53                   9.94
 9.501 to 10.000                                                       266              23,396,272.44                   7.73
10.001 to 10.500                                                       145               9,908,659.32                   3.27
10.501 to 11.000                                                       160               8,868,778.62                   2.93
11.001 to 11.500                                                        95               3,681,037.05                   1.22
11.501 to 12.000                                                       109               3,901,439.81                   1.29
12.001 to 12.500                                                        35               1,316,726.18                   0.44
12.501 to 13.000                                                        47               1,566,841.04                   0.52
13.001 to 13.500                                                        34               1,117,179.51                   0.37
13.501 to 14.000                                                        18                 561,071.63                   0.19
14.001 to 14.500                                                         8                 277,103.17                   0.09
14.501 to 15.000                                                         1                  14,948.92                   0.00
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Loan-To-Value Ratio (%)                                Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 0.01 to    5.00                                                         5                 $88,303.19           0.03%
 5.01 to   10.00                                                        56               1,539,510.51           0.51
10.01 to   15.00                                                        92               2,767,027.68           0.91
15.01 to   20.00                                                       265               8,516,499.84           2.81
20.01 to   25.00                                                        79               3,502,438.76           1.16
25.01 to   30.00                                                        52               2,799,240.98           0.93
30.01 to   35.00                                                        26               1,276,697.35           0.42
35.01 to   40.00                                                        30               1,856,314.78           0.61
40.01 to   45.00                                                        36               2,129,322.37           0.70
45.01 to   50.00                                                        42               3,156,409.46           1.04
50.01 to   55.00                                                        38               3,388,280.01           1.12
55.01 to   60.00                                                        62               6,722,596.59           2.22
60.01 to   65.00                                                        60               5,948,349.63           1.97
65.01 to   70.00                                                       139              14,880,577.24           4.92
70.01 to   75.00                                                       226              24,185,497.57           7.99
75.01 to   80.00                                                       574              62,213,477.59          20.56
80.01 to   85.00                                                       312              41,871,334.01          13.84
85.01 to   90.00                                                       539              67,027,135.45          22.15
90.01 to   95.00                                                       231              32,438,663.69          10.72
95.01 to  100.00                                                       125              16,280,089.30           5.38
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00         100.00%
                                                   ========================   ========================    =========================

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                                       14

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
      0.01 to  25,000.00                                               251              $4,813,432.90                   1.59%
 25,000.01 to  50,000.00                                               594              23,008,145.16                   7.60
 50,000.01 to  75,000.00                                               527              33,010,468.79                  10.91
 75,000.01 to 100,000.00                                               440              38,309,945.24                  12.66
100,000.01 to 125,000.00                                               324              36,390,038.11                  12.03
125,000.01 to 150,000.00                                               257              35,266,028.52                  11.65
150,000.01 to 175,000.00                                               170              27,400,172.70                   9.06
175,000.01 to 200,000.00                                               117              21,834,538.98                   7.22
200,000.01 to 225,000.00                                                96              20,382,101.39                   6.74
225,000.01 to 250,000.00                                                58              13,790,151.35                   4.56
250,000.01 to 275,000.00                                                52              13,616,541.57                   4.50
275,000.01 to 300,000.00                                                30               8,652,717.59                   2.86
300,000.01 to 325,000.00                                                20               6,237,376.06                   2.06
325,000.01 to 350,000.00                                                20               6,715,136.99                   2.22
350,000.01 to 375,000.00                                                13               4,710,881.96                   1.56
375,000.01 to 400,000.00                                                 9               3,518,593.13                   1.16
400,000.01 to 425,000.00                                                 4               1,650,790.85                   0.55
425,000.01 to 450,000.00                                                 2                 879,258.14                   0.29
450,000.01 to 475,000.00                                                 2                 925,154.16                   0.31
475,000.01 to 500,000.00                                                 3               1,476,292.41                   0.49
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
No Prepayment Penalty                                                  813             $64,072,243.74                  21.17%
7                                                                        1                 138,125.01                   0.05
12                                                                     126              19,354,814.72                   6.40
24                                                                     504              59,747,798.65                  19.75
36                                                                   1,073             112,072,859.83                  37.04
42                                                                      11               1,361,661.55                   0.45
48                                                                       1                 130,722.32                   0.04
60                                                                     460              45,709,540.18                  15.11
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                 100.00%
                                                   ========================   ========================    =========================


--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 49 to  60                                                              23              $3,041,716.65                   1.01%
109 to 120                                                              83               9,131,989.99                   3.02
133 to 144                                                               1                  48,990.25                   0.02
169 to 180                                                           1,278             102,829,445.92                  33.98
229 to 240                                                             289              20,451,271.10                   6.76
289 to 300                                                               1                  58,282.55                   0.02
349 to 360                                                           1,314             167,026,069.54                  55.20
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Occupancy Type                                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Owner Occupied                                                       2,719            $277,962,814.20                   91.86%
Non-Owner Occupied                                                     270              24,624,951.80                    8.14
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Credit Grade                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
A                                                                    2,142            $218,914,857.62                   72.35%
B                                                                      603              60,110,458.04                   19.87
C                                                                      244              23,562,450.34                    7.79
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
FICO Score                                             Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Not Available                                                            1                 $53,491.54                   0.02%
526 to 550                                                             133              14,764,019.95                   4.88
551 to 575                                                             269              27,571,284.31                   9.11
576 to 600                                                             405              40,239,711.76                  13.30
601 to 625                                                             583              65,759,941.95                  21.73
626 to 650                                                             663              64,078,844.59                  21.18
651 to 675                                                             436              41,431,365.40                  13.69
676 to 700                                                             210              20,297,625.72                   6.71
701 to 725                                                             121              12,622,300.78                   4.17
726 to 750                                                              90               8,374,231.41                   2.77
751 to 775                                                              57               5,650,504.53                   1.87
776 to 800                                                              18               1,520,528.65                   0.50
801 to 825                                                               3                 223,915.41                   0.07
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                 100.00%
                                                   ========================   ========================    =========================


--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Documentation Type                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Full Doc                                                             2,581            $249,106,211.36                   82.33%
SI                                                                     276              33,427,277.33                   11.05
AIV                                                                     89              15,088,774.92                    4.99
Lite Doc                                                                43               4,965,502.39                    1.64
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Property Type                                          Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Residential                                                          2,918            $291,674,506.57                   96.39%
Mixed-Use                                                               71              10,913,259.43                    3.61
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                  100.00%
                                                   ========================   ========================    =========================



                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Loan Purpose                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Refinance (Cash-out)                                                 2,096            $212,806,617.08                   70.33%
Refinance (Rate/Term)                                                  451              53,255,982.93                   17.60
Purchase                                                               442              36,525,165.99                   12.07
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                  100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Geographic Location                                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Pennsylvania                                                           360             $28,075,898.25                   9.28%
California                                                             194              26,004,594.36                   8.59
New Jersey                                                             188              23,533,200.32                   7.78
Illinois                                                               150              18,939,508.22                   6.26
North Carolina                                                         158              15,937,788.41                   5.27
New York                                                               104              15,471,675.05                   5.11
Missouri                                                               148              13,849,089.45                   4.58
Florida                                                                165              13,188,263.54                   4.36
Maryland                                                               112              11,919,252.66                   3.94
Michigan                                                               112              11,468,260.62                   3.79
Ohio                                                                   137              11,300,417.92                   3.73
South Dakota                                                            88               8,125,959.73                   2.69
Nevada                                                                  63               7,945,525.46                   2.63
Massachusetts                                                           48               7,040,461.95                   2.33
South Carolina                                                          72               7,023,990.10                   2.32
Washington                                                              63               6,787,359.01                   2.24
Kansas                                                                  79               6,459,275.38                   2.13
Wisconsin                                                               57               5,915,748.84                   1.96
Delaware                                                                48               5,253,119.29                   1.74
Georgia                                                                 63               5,092,843.56                   1.68
Indiana                                                                 59               4,881,302.07                   1.61
Oregon                                                                  34               4,750,579.33                   1.57
Arizona                                                                 49               4,632,438.01                   1.53
Tennessee                                                               67               4,545,939.69                   1.50
Colorado                                                                42               4,125,406.30                   1.36
Kentucky                                                                45               3,767,327.97                   1.25
Minnesota                                                               26               3,512,049.22                   1.16
Connecticut                                                             32               3,277,636.28                   1.08
Iowa                                                                    33               2,813,443.91                   0.93
New Mexico                                                              22               2,645,007.98                   0.87
Virginia                                                                21               2,496,434.88                   0.83
Rhode Island                                                            25               2,183,607.29                   0.72
Nebraska                                                                26               1,656,976.27                   0.55
Montana                                                                 18               1,588,763.67                   0.53
Utah                                                                    13               1,442,024.98                   0.48
Texas                                                                   25               1,383,636.43                   0.46
Idaho                                                                   13               1,357,446.78                   0.45
Oklahoma                                                                18               1,280,598.07                   0.42
North Dakota                                                             4                 378,861.24                   0.13
Maine                                                                    3                 321,074.96                   0.11
New Hampshire                                                            5                 214,978.55                   0.07
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,989            $302,587,766.00                 100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

    Summary Statistics
    ------------------------------------------------------------------------
    Number of Mortgage Loans                                          2,231
    Cut-Off Date Principal Balance                          $209,323,753.41
       Minimum                                                   $10,085.40
       Maximum                                                  $497,726.64
       Average                                                   $93,825.08
    LTV Ratio
       Minimum                                                        3.63%
       Maximum                                                      100.00%
       Weighted Average                                              75.82%
    Mortgage Rate
       Minimum                                                       6.865%
       Maximum                                                      14.550%
       Weighted Average                                              8.782%
    Remaining Term
       Minimum                                                    53 Months
       Maximum                                                   359 Months
       Weighted Average                                          242 Months
    FICO Score
       Minimum                                                          526
       Maximum                                                          805
       Weighted Average                                                 638
    Product Type
       Fully Amortizing Fixed Rate Mortgage Loans                    57.21%
       Fixed Rate Balloon Mortgage Loans                             42.79%
    Lien Position
       First                                                         90.38%
       Second                                                         9.62%
    Property Type
       Residential                                                   94.79%
       Mixed-Use(1)                                                   5.21%
    Occupancy Status
       Owner Occupied                                                90.79%
       Non-Owner Occupied                                             9.21%
    Geographic Concentration (> 5.00%)
       Pennsylvania                                                  11.15%
       California                                                     9.25%
       New Jersey                                                     8.92%
       New York                                                       7.25%
       North Carolina                                                 5.99%
       Florida                                                        5.78%
    Number of States                                                     41
    Largest Zip Code Concentration (08260)                            0.48%
    % of Loans with Prepayment Penalties                             74.09%
    -----------------------------------------------------------------------
    (1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 2.92% and 2.29% of the Group I Principal Balance, respectively.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 6.501 to  7.000                                                        40              $4,386,492.28                   2.10%
 7.001 to  7.500                                                       168              22,567,416.17                  10.78
 7.501 to  8.000                                                       368              44,243,173.46                  21.14
 8.001 to  8.500                                                       360              41,255,461.96                  19.71
 8.501 to  9.000                                                       314              35,555,062.53                  16.99
 9.001 to  9.500                                                       203              19,756,600.74                   9.44
 9.501 to 10.000                                                       196              15,821,559.84                   7.56
10.001 to 10.500                                                       115               7,442,553.92                   3.56
10.501 to 11.000                                                       132               6,628,757.09                   3.17
11.001 to 11.500                                                        93               3,565,357.64                   1.70
11.501 to 12.000                                                       104               3,562,930.38                   1.70
12.001 to 12.500                                                        34               1,176,009.83                   0.56
12.501 to 13.000                                                        45               1,483,463.65                   0.71
13.001 to 13.500                                                        33               1,068,493.77                   0.51
13.501 to 14.000                                                        18                 561,071.63                   0.27
14.001 to 14.500                                                         7                 234,399.60                   0.11
14.501 to 15.000                                                         1                  14,948.92                   0.01
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Loan-To-Value Ratio (%)                                Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 0.01 to    5.00                                                         5                 $88,303.19                   0.04%
 5.01 to   10.00                                                        55               1,476,635.94                   0.71
10.01 to   15.00                                                        92               2,767,027.68                   1.32
15.01 to   20.00                                                       265               8,516,499.84                   4.07
20.01 to   25.00                                                        77               3,412,962.71                   1.63
25.01 to   30.00                                                        50               2,711,042.33                   1.30
30.01 to   35.00                                                        24               1,140,476.22                   0.54
35.01 to   40.00                                                        27               1,422,024.30                   0.68
40.01 to   45.00                                                        28               1,466,434.70                   0.70
45.01 to   50.00                                                        34               2,774,908.35                   1.33
50.01 to   55.00                                                        33               2,980,941.71                   1.42
55.01 to   60.00                                                        50               5,576,064.64                   2.66
60.01 to   65.00                                                        41               3,786,284.16                   1.81
65.01 to   70.00                                                       107              11,399,793.01                   5.45
70.01 to   75.00                                                       152              15,824,095.33                   7.56
75.01 to   80.00                                                       361              38,723,179.76                  18.50
80.01 to   85.00                                                       184              22,720,633.18                  10.85
85.01 to   90.00                                                       353              42,597,908.87                  20.35
90.01 to   95.00                                                       191              26,050,123.41                  12.44
95.01 to  100.00                                                       102              13,888,414.08                   6.63
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
      0.01 to  25,000.00                                               246              $4,703,365.52                   2.25%
 25,000.01 to  50,000.00                                               494              18,784,565.66                   8.97
 50,000.01 to  75,000.00                                               402              25,125,840.86                  12.00
 75,000.01 to 100,000.00                                               303              26,374,280.21                  12.60
100,000.01 to 125,000.00                                               220              24,793,792.55                  11.84
125,000.01 to 150,000.00                                               177              24,287,187.93                  11.60
150,000.01 to 175,000.00                                               117              18,816,071.47                   8.99
175,000.01 to 200,000.00                                                76              14,160,926.13                   6.77
200,000.01 to 225,000.00                                                61              12,947,617.57                   6.19
225,000.01 to 250,000.00                                                42               9,980,507.94                   4.77
250,000.01 to 275,000.00                                                27               7,077,944.95                   3.38
275,000.01 to 300,000.00                                                15               4,319,526.30                   2.06
300,000.01 to 325,000.00                                                17               5,304,006.61                   2.53
325,000.01 to 350,000.00                                                15               5,043,475.95                   2.41
350,000.01 to 375,000.00                                                 6               2,178,651.19                   1.04
375,000.01 to 400,000.00                                                 7               2,733,991.04                   1.31
400,000.01 to 425,000.00                                                 2                 816,840.38                   0.39
425,000.01 to 450,000.00                                                 1                 430,286.95                   0.21
450,000.01 to 475,000.00                                                 1                 465,229.04                   0.22
475,000.01 to 500,000.00                                                 2                 979,645.16                   0.47
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
No Prepayment Penalty                                                  720             $54,226,807.17                  25.91%
12                                                                      91              13,999,272.97                   6.69
24                                                                      72               6,054,107.79                   2.89
36                                                                     881              88,590,813.73                  42.32
42                                                                      11               1,361,661.55                   0.65
48                                                                       1                 130,722.32                   0.06
60                                                                     455              44,960,367.88                  21.48
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 49 to  60                                                              23              $3,041,716.65                   1.45%
109 to 120                                                              83               9,131,989.99                   4.36
133 to 144                                                               1                  48,990.25                   0.02
169 to 180                                                           1,269             102,371,806.30                  48.91
229 to 240                                                             285              20,157,119.51                   9.63
289 to 300                                                               1                  58,282.55                   0.03
349 to 360                                                             569              74,513,848.16                  35.60
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Occupancy Type                                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Owner Occupied                                                       2,027            $190,046,844.23                  90.79%
Non-Owner Occupied                                                     204              19,276,909.18                   9.21
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Credit Grade                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
A                                                                    1,720            $164,234,802.06                   78.46%
B                                                                      375              33,541,574.88                   16.02
C                                                                      136              11,547,376.47                    5.52
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
FICO Score                                             Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Not Available                                                            1                 $53,491.54                   0.03%
526 to 550                                                              58               5,657,541.34                   2.70
551 to 575                                                             162              14,854,358.45                   7.10
576 to 600                                                             276              25,292,127.31                  12.08
601 to 625                                                             410              43,779,574.60                  20.91
626 to 650                                                             523              46,955,441.07                  22.43
651 to 675                                                             353              30,852,143.45                  14.74
676 to 700                                                             188              17,653,200.45                   8.43
701 to 725                                                             107              10,571,783.71                   5.05
726 to 750                                                              85               7,703,785.48                   3.68
751 to 775                                                              50               4,480,975.69                   2.14
776 to 800                                                              16               1,284,746.34                   0.61
801 to 825                                                               2                 184,583.98                   0.09
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Documentation Type                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Full Doc                                                             1,989            $180,638,197.05                   86.30%
SI                                                                     164              17,401,149.88                    8.31
AIV                                                                     54               9,230,770.27                    4.41
Lite Doc                                                                24               2,053,636.21                    0.98
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Property Type                                          Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Residential                                                          2,160            $198,410,493.98                  94.79%
Mixed-Use                                                               71              10,913,259.43                   5.21
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Loan Purpose                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Refinance (Cash-out)                                                 1,599            $150,837,245.56                   72.06%
Refinance (Rate/Term)                                                  323              35,961,402.16                   17.18
Purchase                                                               309              22,525,105.69                   10.76
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                  100.00%
                                                   ========================   ========================    =========================


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                                       23

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Geographic Location                                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Pennsylvania                                                           308             $23,349,060.80                  11.15%
California                                                             159              19,362,650.67                   9.25
New Jersey                                                             155              18,681,034.45                   8.92
New York                                                                97              15,170,514.19                   7.25
North Carolina                                                         125              12,528,606.93                   5.99
Florida                                                                152              12,092,844.60                   5.78
Missouri                                                               119              10,140,821.22                   4.84
Maryland                                                                96               8,867,792.70                   4.24
Ohio                                                                   109               8,790,183.66                   4.20
Massachusetts                                                           39               5,376,987.68                   2.57
Delaware                                                                46               4,982,334.91                   2.38
Kansas                                                                  63               4,990,695.31                   2.38
Georgia                                                                 54               4,158,456.29                   1.99
Oregon                                                                  31               4,133,537.57                   1.97
South Carolina                                                          52               4,055,058.54                   1.94
Washington                                                              43               3,976,306.56                   1.90
Indiana                                                                 47               3,861,881.74                   1.84
Nevada                                                                  36               3,759,817.64                   1.80
Arizona                                                                 43               3,745,318.24                   1.79
Colorado                                                                39               3,516,507.50                   1.68
Illinois                                                                46               3,368,305.49                   1.61
Connecticut                                                             29               2,994,430.71                   1.43
Tennessee                                                               45               2,691,586.80                   1.29
New Mexico                                                              22               2,645,007.98                   1.26
Michigan                                                                36               2,590,653.48                   1.24
Wisconsin                                                               25               2,202,870.34                   1.05
Iowa                                                                    22               2,039,014.02                   0.97
Minnesota                                                               17               2,027,742.95                   0.97
Virginia                                                                17               1,976,649.68                   0.94
Rhode Island                                                            21               1,775,374.84                   0.85
Kentucky                                                                25               1,705,301.83                   0.81
South Dakota                                                            31               1,703,118.12                   0.81
Nebraska                                                                23               1,485,923.09                   0.71
Utah                                                                    11               1,271,249.18                   0.61
Texas                                                                   18               1,074,300.91                   0.51
Oklahoma                                                                14               1,011,024.60                   0.48
Maine                                                                    3                 321,074.96                   0.15
Montana                                                                  3                 315,435.84                   0.15
Idaho                                                                    4                 257,559.40                   0.12
New Hampshire                                                            5                 214,978.55                   0.10
North Dakota                                                             1                 111,739.44                   0.05
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                2,231            $209,323,753.41                 100.00%
                                                   ========================   ========================    =========================

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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

    Summary Statistics
    ---------------------------------------------------------------------------
    Number of Mortgage Loans                                               758
    Cut-Off Date Principal Balance                              $93,264,012.59
       Minimum                                                      $18,499.58
       Maximum                                                     $496,647.25
       Average                                                     $123,039.59
    LTV Ratio
       Minimum                                                           7.00%
       Maximum                                                         100.00%
       Weighted Average                                                 82.01%
    Mortgage Rate
       Minimum                                                          6.990%
       Maximum                                                         14.250%
       Weighted Average                                                 8.665%
    Remaining Term
       Minimum                                                      174 Months
       Maximum                                                      360 Months
       Weighted Average                                             356 Months
    FICO Score
       Minimum                                                             526
       Maximum                                                             815
       Weighted Average                                                    613
    Product Type
       Fully Amortizing Adjustable Rate Mortgage Loans                 100.00%
    Lien Position
       First                                                           100.00%
    Property Type
       Residential                                                     100.00%
    Occupancy Status
       Owner Occupied                                                   94.27%
       Non-Owner Occupied                                                5.73%
    Geographic Concentration (> 5.00%)
       Illinois                                                         16.70%
       Michigan                                                          9.52%
       California                                                        7.12%
       South Dakota                                                      6.89%
       New Jersey                                                        5.20%
       Pennsylvania                                                      5.07%
    Number of States                                                        38
    Largest Zip Code Concentration (60639)                               1.71%
    % of Loans with Prepayment Penalties                                89.44%
    ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                       25

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


         Summary of Adjustable Rate Statistics
         --------------------------------------------------------------------
         Product Type
            2/28 Mortgage                                             93.25%
            3/27 Mortgage                                              6.75%
         Index Type
            Six-Month LIBOR                                          100.00%
         Minimum Mortgage Rate
            Minimum                                                   6.990%
            Maximum                                                  14.250%
            Weighted Average                                          8.665%
         Maximum Mortgage Rate
            Minimum                                                  11.740%
            Maximum                                                  20.250%
            Weighted Average                                         14.977%
         Initial Rate Cap
            Minimum                                                   2.000%
            Maximum                                                   4.000%
            Weighted Average                                          2.564%
         Periodic Rate Cap
            Minimum                                                   1.000%
            Maximum                                                   2.000%
            Weighted Average                                          1.282%
         Gross Margin
            Minimum                                                   3.625%
            Maximum                                                  14.550%
            Weighted Average                                          6.495%
         Months to Next Adjustment Date
            Minimum                                                15 Months
            Maximum                                                34 Months
            Weighted Average                                       22 Months
         --------------------------------------------------------------------

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                                       26

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 6.501 to  7.000                                                         1                $180,200.84                   0.19%
 7.001 to  7.500                                                        72               9,157,258.07                   9.82
 7.501 to  8.000                                                       146              19,194,804.02                  20.58
 8.001 to  8.500                                                       139              18,768,810.08                  20.12
 8.501 to  9.000                                                       177              22,602,702.37                  24.24
 9.001 to  9.500                                                        83              10,309,725.79                  11.05
 9.501 to 10.000                                                        70               7,574,712.60                   8.12
10.001 to 10.500                                                        30               2,466,105.40                   2.64
10.501 to 11.000                                                        28               2,240,021.53                   2.40
11.001 to 11.500                                                         2                 115,679.41                   0.12
11.501 to 12.000                                                         5                 338,509.43                   0.36
12.001 to 12.500                                                         1                 140,716.35                   0.15
12.501 to 13.000                                                         2                  83,377.39                   0.09
13.001 to 13.500                                                         1                  48,685.74                   0.05
14.001 to 14.500                                                         1                  42,703.57                   0.05
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Loan-To-Value Ratio (%)                                Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 5.01 to   10.00                                                         1                 $62,874.57                   0.07%
20.01 to   25.00                                                         2                  89,476.05                   0.10
25.01 to   30.00                                                         2                  88,198.65                   0.09
30.01 to   35.00                                                         2                 136,221.13                   0.15
35.01 to   40.00                                                         3                 434,290.48                   0.47
40.01 to   45.00                                                         8                 662,887.67                   0.71
45.01 to   50.00                                                         8                 381,501.11                   0.41
50.01 to   55.00                                                         5                 407,338.30                   0.44
55.01 to   60.00                                                        12               1,146,531.95                   1.23
60.01 to   65.00                                                        19               2,162,065.47                   2.32
65.01 to   70.00                                                        32               3,480,784.23                   3.73
70.01 to   75.00                                                        74               8,361,402.24                   8.97
75.01 to   80.00                                                       213              23,490,297.83                  25.19
80.01 to   85.00                                                       128              19,150,700.83                  20.53
85.01 to   90.00                                                       186              24,429,226.58                  26.19
90.01 to   95.00                                                        40               6,388,540.28                   6.85
95.01 to  100.00                                                        23               2,391,675.22                   2.56
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
      0.01 to  25,000.00                                                 5                $110,067.38                   0.12%
 25,000.01 to  50,000.00                                               100               4,223,579.50                   4.53
 50,000.01 to  75,000.00                                               125               7,884,627.93                   8.45
 75,000.01 to 100,000.00                                               137              11,935,665.03                  12.80
100,000.01 to 125,000.00                                               104              11,596,245.56                  12.43
125,000.01 to 150,000.00                                                80              10,978,840.59                  11.77
150,000.01 to 175,000.00                                                53               8,584,101.23                   9.20
175,000.01 to 200,000.00                                                41               7,673,612.85                   8.23
200,000.01 to 225,000.00                                                35               7,434,483.82                   7.97
225,000.01 to 250,000.00                                                16               3,809,643.41                   4.08
250,000.01 to 275,000.00                                                25               6,538,596.62                   7.01
275,000.01 to 300,000.00                                                15               4,333,191.29                   4.65
300,000.01 to 325,000.00                                                 3                 933,369.45                   1.00
325,000.01 to 350,000.00                                                 5               1,671,661.04                   1.79
350,000.01 to 375,000.00                                                 7               2,532,230.77                   2.72
375,000.01 to 400,000.00                                                 2                 784,602.09                   0.84
400,000.01 to 425,000.00                                                 2                 833,950.47                   0.89
425,000.01 to 450,000.00                                                 1                 448,971.19                   0.48
450,000.01 to 475,000.00                                                 1                 459,925.12                   0.49
475,000.01 to 500,000.00                                                 1                 496,647.25                   0.53
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
No Prepayment Penalty                                                   93              $9,845,436.57                  10.56%
7                                                                        1                 138,125.01                   0.15
12                                                                      35               5,355,541.75                   5.74
24                                                                     432              53,693,690.86                  57.57
36                                                                     192              23,482,046.10                  25.18
60                                                                       5                 749,172.30                   0.80
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
169 to 180                                                               9                $457,639.62                   0.49%
229 to 240                                                               4                 294,151.59                   0.32
349 to 360                                                             745              92,512,221.38                  99.19
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Occupancy Type                                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Owner Occupied                                                         692             $87,915,969.97                  94.27%
Non-Owner Occupied                                                      66               5,348,042.62                   5.73
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Credit Grade                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
A                                                                      422             $54,680,055.56                   58.63%
B                                                                      228              26,568,883.16                   28.49
C                                                                      108              12,015,073.87                   12.88
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
FICO Score                                             Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
526 to 550                                                              75              $9,106,478.61                   9.76%
551 to 575                                                             107              12,716,925.86                  13.64
576 to 600                                                             129              14,947,584.45                  16.03
601 to 625                                                             173              21,980,367.35                  23.57
626 to 650                                                             140              17,123,403.52                  18.36
651 to 675                                                              83              10,579,221.95                  11.34
676 to 700                                                              22               2,644,425.27                   2.84
701 to 725                                                              14               2,050,517.07                   2.20
726 to 750                                                               5                 670,445.93                   0.72
751 to 775                                                               7               1,169,528.84                   1.25
776 to 800                                                               2                 235,782.31                   0.25
801 to 825                                                               1                  39,331.43                   0.04
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Documentation Type                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Full Doc                                                               592             $68,468,014.31                   73.41%
SI                                                                     112              16,026,127.45                   17.18
AIV                                                                     35               5,858,004.65                    6.28
Lite Doc                                                                19               2,911,866.18                    3.12
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                  100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Property Type                                          Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Residential                                                            758             $93,264,012.59                 100.0%
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.0%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Loan Purpose                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Refinance (Cash-out)                                                   497             $61,969,371.52                   66.45%
Refinance (Rate/Term)                                                  128              17,294,580.77                   18.54
Purchase                                                               133              14,000,060.30                   15.01
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                  100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Geographic Location                                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Illinois                                                               104             $15,571,202.73                  16.70%
Michigan                                                                76               8,877,607.14                   9.52
California                                                              35               6,641,943.69                   7.12
South Dakota                                                            57               6,422,841.61                   6.89
New Jersey                                                              33               4,852,165.87                   5.20
Pennsylvania                                                            52               4,726,837.45                   5.07
Nevada                                                                  27               4,185,707.82                   4.49
Missouri                                                                29               3,708,268.23                   3.98
Wisconsin                                                               32               3,712,878.50                   3.98
North Carolina                                                          33               3,409,181.48                   3.66
Maryland                                                                16               3,051,459.96                   3.27
South Carolina                                                          20               2,968,931.56                   3.18
Washington                                                              20               2,811,052.45                   3.01
Ohio                                                                    28               2,510,234.26                   2.69
Kentucky                                                                20               2,062,026.14                   2.21
Tennessee                                                               22               1,854,352.89                   1.99
Massachusetts                                                            9               1,663,474.27                   1.78
Minnesota                                                                9               1,484,306.27                   1.59
Kansas                                                                  16               1,468,580.07                   1.57
Montana                                                                 15               1,273,327.83                   1.37
Idaho                                                                    9               1,099,887.38                   1.18
Florida                                                                 13               1,095,418.94                   1.17
Indiana                                                                 12               1,019,420.33                   1.09
Georgia                                                                  9                 934,387.27                   1.00
Arizona                                                                  6                 887,119.77                   0.95
Iowa                                                                    11                 774,429.89                   0.83
Oregon                                                                   3                 617,041.76                   0.66
Colorado                                                                 3                 608,898.80                   0.65
Virginia                                                                 4                 519,785.20                   0.56
Rhode Island                                                             4                 408,232.45                   0.44
Texas                                                                    7                 309,335.52                   0.33
New York                                                                 7                 301,160.86                   0.32
Connecticut                                                              3                 283,205.57                   0.30
Delaware                                                                 2                 270,784.38                   0.29
North Dakota                                                             3                 267,121.80                   0.29
Oklahoma                                                                 4                 269,573.47                   0.29
Nebraska                                                                 3                 171,053.18                   0.18
Utah                                                                     2                 170,775.80                   0.18
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Minimum Mortgage Rate (%)                              Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
 6.501 to  7.000                                                         1                $180,200.84                   0.19%
 7.001 to  7.500                                                        72               9,157,258.07                   9.82
 7.501 to  8.000                                                       146              19,194,804.02                  20.58
 8.001 to  8.500                                                       139              18,768,810.08                  20.12
 8.501 to  9.000                                                       177              22,602,702.37                  24.24
 9.001 to  9.500                                                        83              10,309,725.79                  11.05
 9.501 to 10.000                                                        70               7,574,712.60                   8.12
10.001 to 10.500                                                        30               2,466,105.40                   2.64
10.501 to 11.000                                                        28               2,240,021.53                   2.40
11.001 to 11.500                                                         2                 115,679.41                   0.12
11.501 to 12.000                                                         5                 338,509.43                   0.36
12.001 to 12.500                                                         1                 140,716.35                   0.15
12.501 to 13.000                                                         2                  83,377.39                   0.09
13.001 to 13.500                                                         1                  48,685.74                   0.05
14.001 to 14.500                                                         1                  42,703.57                   0.05
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Maximum Mortgage Rate (%)                              Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
11.501 to 12.000                                                         1                 $93,337.09                   0.10%
13.001 to 13.500                                                        46               5,397,868.49                   5.79
13.501 to 14.000                                                       108              13,518,223.97                  14.49
14.001 to 14.500                                                       132              18,303,241.81                  19.63
14.501 to 15.000                                                       168              21,578,510.42                  23.14
15.001 to 15.500                                                        86              10,501,459.32                  11.26
15.501 to 16.000                                                        91              11,197,113.13                  12.01
16.001 to 16.500                                                        53               5,873,936.92                   6.30
16.501 to 17.000                                                        49               4,734,749.20                   5.08
17.001 to 17.500                                                         8                 665,179.19                   0.71
17.501 to 18.000                                                        10               1,009,016.98                   1.08
18.001 to 18.500                                                         2                 216,609.37                   0.23
18.501 to 19.000                                                         2                  83,377.39                   0.09
19.001 to 19.500                                                         1                  48,685.74                   0.05
20.001 to 20.500                                                         1                  42,703.57                   0.05
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Initial Rate Cap (%)                                   Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
2.000                                                                  328             $41,517,183.98                   44.52%
3.000                                                                  423              50,857,746.78                   54.53
4.000                                                                    7                 889,081.83                    0.95
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Periodic Rate Cap (%)                                  Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
1.000                                                                  328             $41,517,183.98                   44.52%
1.500                                                                  423              50,857,746.78                   54.53
2.000                                                                    7                 889,081.83                    0.95
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                  100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Gross Margin (%)                                       Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
  3.501 to   4.000                                                       1                $157,937.01                   0.17%
  4.001 to   4.500                                                       3                 758,855.21                   0.81
  4.501 to   5.000                                                     199              24,476,712.38                  26.24
  5.001 to   5.500                                                     126              14,604,890.07                  15.66
  5.501 to   6.000                                                      53               6,999,939.38                   7.51
  6.001 to   6.500                                                      61               5,845,299.84                   6.27
  6.501 to   7.000                                                      81              10,727,556.02                  11.50
  7.001 to   7.500                                                      75              10,686,365.45                  11.46
  7.501 to   8.000                                                      42               5,755,885.27                   6.17
  8.001 to   8.500                                                      28               3,695,635.70                   3.96
  8.501 to   9.000                                                      25               2,663,761.20                   2.86
  9.001 to   9.500                                                      24               2,737,327.37                   2.94
  9.501 to  10.000                                                      15               1,659,303.29                   1.78
 10.001 to  10.500                                                      12                 998,294.07                   1.07
 10.501 to  11.000                                                       9                 902,653.27                   0.97
 11.001 to  11.500                                                       1                  94,977.99                   0.10
 11.501 to  12.000                                                       2                 292,248.55                   0.31
 14.501 to  15.000                                                       1                 206,370.52                   0.22
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Months to Next Adjustment Date                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    -------------------------
13 to 18                                                                56              $6,202,395.89                   6.65%
19 to 24                                                               657              80,769,976.30                  86.60
25 to 30                                                                 5                 560,456.47                   0.60
31 to 36                                                                40               5,731,183.93                   6.15
-----------------------------------------------    ------------------------   ------------------------    -------------------------
Total                                                                  758             $93,264,012.59                 100.00%
                                                   ========================   ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               2.04           1.45          1.14          0.94           0.81          0.64           0.54
Modified Duration (years)*         1.96           1.41          1.11          0.92           0.79          0.63           0.53
First Principal Payment           9/25/02       9/25/02        9/25/02       9/25/02       9/25/02        9/25/02       9/25/02
Last Principal Payment            2/25/07       10/25/05       1/25/05       7/25/04       3/25/04       11/25/03       8/25/03
Principal Window (months)           54             38            29            23             19            15             12

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.80           4.06          3.01          2.28           1.90          1.41           1.11
Modified Duration (years)*         5.11           3.69          2.79          2.15           1.80          1.35           1.07
First Principal Payment           2/25/07       10/25/05       1/25/05       7/25/04       3/25/04       11/25/03       8/25/03
Last Principal Payment            3/25/10       12/25/07       9/25/06       4/25/05       11/25/04       4/25/04       11/25/03
Principal Window (months)           38             27            21            10             9              6             4

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.31           6.59          5.03          3.67           2.51          1.83           1.42
Modified Duration (years)*         7.36           5.53          4.38          3.29           2.31          1.72           1.34
First Principal Payment           3/25/10       12/25/07       9/25/06       4/25/05       11/25/04       4/25/04       11/25/03
Last Principal Payment            1/25/14       10/25/10      11/25/08       8/25/07       6/25/05        9/25/04       3/25/04
Principal Window (months)           47             35            27            29             8              6             5

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               13.04          9.53          7.29          5.85           4.08          2.20           1.68
Modified Duration (years)*         9.11           7.25          5.87          4.89           3.54          2.02           1.57
First Principal Payment           1/25/14       10/25/10      11/25/08       8/25/07       6/25/05        9/25/04       3/25/04
Last Principal Payment            8/25/16       3/25/13        8/25/10      12/25/08       10/25/07       1/25/05       6/25/04
Principal Window (months)           32             30            22            17             29             5             4

Class AV-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.63           3.92          2.87          2.16           1.64          0.96           0.69
Modified Duration (years)*         5.04           3.60          2.69          2.05           1.57          0.94           0.67
First Principal Payment           9/25/02       9/25/02        9/25/02       9/25/02       9/25/02        9/25/02       9/25/02
Last Principal Payment            8/25/16       3/25/13        8/25/10      12/25/08       10/25/07       3/25/05       7/25/04
Principal Window (months)           168           127            96            76             62            31             23

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.85           6.99          5.33          4.61           4.55          3.48           2.57
Modified Duration (years)*         7.31           5.58          4.46          3.96           3.94          3.09           2.35
First Principal Payment           8/25/07       1/25/06       11/25/05       3/25/06       7/25/06        3/25/05       7/25/04
Last Principal Payment            8/25/16       3/25/13        8/25/10      12/25/08       10/25/07       3/25/06       4/25/05
Principal Window (months)           109            87            58            34             16            13             10

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.85           6.99          5.31          4.45           4.07          3.46           2.57
Modified Duration (years)*         7.15           5.48          4.38          3.79           3.53          3.05           2.32
First Principal Payment           8/25/07       1/25/06       10/25/05      11/25/05       1/25/06       10/25/05       12/25/04
Last Principal Payment            8/25/16       3/25/13        8/25/10      12/25/08       10/25/07       3/25/06       4/25/05
Principal Window (months)           109            87            59            38             22             6             5

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.85           6.99          5.30          4.38           3.89          3.13           2.32
Modified Duration (years)*         7.02           5.41          4.32          3.70           3.35          2.77           2.11
First Principal Payment           8/25/07       1/25/06        9/25/05      10/25/05       11/25/05       6/25/05       9/25/04
Last Principal Payment            8/25/16       3/25/13        8/25/10      12/25/08       10/25/07       3/25/06       4/25/05
Principal Window (months)           109            87            60            39             24            10             8

*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               2.04           1.45          1.14          0.94           0.81          0.64           0.54
Modified Duration (years)*         1.96           1.41          1.11          0.92           0.79          0.63           0.53
First Principal Payment           9/25/02       9/25/02        9/25/02       9/25/02       9/25/02        9/25/02       9/25/02
Last Principal Payment            2/25/07       10/25/05       1/25/05       7/25/04       3/25/04       11/25/03       8/25/03
Principal Window (months)           54             38            29            23             19            15             12

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.80           4.06          3.01          2.28           1.90          1.41           1.11
Modified Duration (years)*         5.11           3.69          2.79          2.15           1.80          1.35           1.07
First Principal Payment           2/25/07       10/25/05       1/25/05       7/25/04       3/25/04       11/25/03       8/25/03
Last Principal Payment            3/25/10       12/25/07       9/25/06       4/25/05       11/25/04       4/25/04       11/25/03
Principal Window (months)           38             27            21            10             9              6             4

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.31           6.59          5.03          3.67           2.51          1.83           1.42
Modified Duration (years)*         7.36           5.53          4.38          3.29           2.31          1.72           1.34
First Principal Payment           3/25/10       12/25/07       9/25/06       4/25/05       11/25/04       4/25/04       11/25/03
Last Principal Payment            1/25/14       10/25/10      11/25/08       8/25/07       6/25/05        9/25/04       3/25/04
Principal Window (months)           47             35            27            29             8              6             5

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               13.04          9.63          7.41          6.01           4.29          2.20           1.68
Modified Duration (years)*         9.11           7.30          5.94          4.99           3.70          2.02           1.57
First Principal Payment           1/25/14       10/25/10      11/25/08       8/25/07       6/25/05        9/25/04       3/25/04
Last Principal Payment            8/25/16       3/25/14        7/25/11      12/25/09       11/25/08       1/25/05       6/25/04
Principal Window (months)           32             42            33            29             42             5             4

Class AV-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.28           4.51          3.40          2.61           1.99          0.96           0.69
Modified Duration (years)*         5.49           4.05          3.11          2.42           1.87          0.94           0.67
First Principal Payment           9/25/02       9/25/02        9/25/02       9/25/02       9/25/02        9/25/02       9/25/02
Last Principal Payment            8/25/28       10/25/22       5/25/18       8/25/16       3/25/14        3/25/05       7/25/04
Principal Window (months)           312           242            189           168           139            31             23

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.45          7.55          5.88          5.05           4.91          5.02           3.68
Modified Duration (years)*         7.55           5.86          4.78          4.24           4.18          4.26           3.24
First Principal Payment           8/25/07       1/25/06       11/25/05       3/25/06       7/25/06        3/25/05       7/25/04
Last Principal Payment            5/25/25       7/25/19        8/25/16       5/25/14       3/25/12       10/25/10       8/25/08
Principal Window (months)           214           163            130           99             69            68             50

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.37          7.49          5.81          4.85           4.40          3.74           2.77
Modified Duration (years)*         7.35           5.72          4.66          4.04           3.74          3.27           2.49
First Principal Payment           8/25/07       1/25/06       10/25/05      11/25/05       1/25/06       10/25/05       12/25/04
Last Principal Payment            8/25/23       1/25/18        2/25/16       5/25/13       5/25/11       10/25/08       2/25/07
Principal Window (months)           193           145            125           91             65            37             27

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.18          7.44          5.67          4.67           4.12          3.31           2.45
Modified Duration (years)*         7.15           5.62          4.53          3.88           3.51          2.90           2.21
First Principal Payment           8/25/07       1/25/06        9/25/05      10/25/05       11/25/05       6/25/05       9/25/04
Last Principal Payment            2/25/21       8/25/16        6/25/14      12/25/11       4/25/10        1/25/08       7/25/06
Principal Window (months)           163           128            106           75             54            32             23


*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                          Class AV-1 Cap: Base Case(1)
                          ----------------------------

                            Class                                  Class                                 Class
   Period       Date       AV-1 Cap       Period      Date       AV-1 Cap       Period       Date       AV-1 Cap
   ------       ----       --------       ------      ----       --------       ------       ----       --------
     1        09/25/02      9.49%           33      05/25/05       8.38%          65       01/25/08      8.16%
     2        10/25/02      8.23%           34      06/25/05       8.16%          66       02/25/08      8.16%
     3        11/25/02      7.96%           35      07/25/05       8.43%          67       03/25/08      8.72%
     4        12/25/02      8.23%           36      08/25/05       8.16%          68       04/25/08      8.16%
     5        01/25/03      7.96%           37      09/25/05       8.16%          69       05/25/08      8.43%
     6        02/25/03      7.96%           38      10/25/05       8.43%          70       06/25/08      8.16%
     7        03/25/03      8.81%           39      11/25/05       8.16%          71       07/25/08      8.43%
     8        04/25/03      7.96%           40      12/25/05       8.43%          72       08/25/08      8.16%
     9        05/25/03      8.23%           41      01/25/06       8.16%          73       09/25/08      8.16%
     10       06/25/03      7.96%           42      02/25/06       8.16%          74       10/25/08      8.43%
     11       07/25/03      8.23%           43      03/25/06       9.03%          75       11/25/08      8.16%
     12       08/25/03      7.96%           44      04/25/06       8.16%          76       12/25/08      8.43%
     13       09/25/03      7.96%           45      05/25/06       8.43%          77       01/25/09      8.16%
     14       10/25/03      8.23%           46      06/25/06       8.16%          78       02/25/09      8.16%
     15       11/25/03      7.96%           47      07/25/06       8.43%          79       03/25/09      9.03%
     16       12/25/03      8.23%           48      08/25/06       8.16%          80       04/25/09      8.16%
     17       01/25/04      7.96%           49      09/25/06       8.16%          81       05/25/09      8.43%
     18       02/25/04      7.96%           50      10/25/06       8.43%          82       06/25/09      8.16%
     19       03/25/04      8.51%           51      11/25/06       8.16%          83       07/25/09      8.43%
     20       04/25/04      7.96%           52      12/25/06       8.43%          84       08/25/09      8.16%
     21       05/25/04      8.38%           53      01/25/07       8.16%          85       09/25/09      8.16%
     22       06/25/04      8.12%           54      02/25/07       8.16%          86       10/25/09      8.43%
     23       07/25/04      8.38%           55      03/25/07       9.03%          87       11/25/09      8.16%
     24       08/25/04      8.11%           56      04/25/07       8.16%          88       12/25/09      8.43%
     25       09/25/04      8.11%           57      05/25/07       8.43%          89       01/25/10      8.16%
     26       10/25/04      8.38%           58      06/25/07       8.16%          90       02/25/10      8.16%
     27       11/25/04      8.11%           59      07/25/07       8.43%          91       03/25/10      9.03%
     28       12/25/04      8.38%           60      08/25/07       8.16%          92       04/25/10      8.16%
     29       01/25/05      8.11%           61      09/25/07       8.16%          93       05/25/10      8.43%
     30       02/25/05      8.11%           62      10/25/07       8.43%          94       06/25/10      8.16%
     31       03/25/05      8.98%           63      11/25/07       8.16%          95       07/25/10      8.43%
     32       04/25/05      8.11%           64      12/25/07       8.43%

(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, and Six-Month LIBOR is constant at a level of 1.731%.

--------------------------------------------------------------------------------
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        DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated August 7, 2002

                       Class AV-1 Cap: LIBOR + 500 bps(1)
                       ----------------------------------

                                Effective                                Effective                               Effective
                      Class       Class                        Class       Class                         Class     Class
 Period     Date     AV-1 Cap  AV-1 Cap(2) Period   Date      AV Cap     AV Cap(2)  Period    Date     AV-1 Cap AV-1 Cap(2)
 ------     ----     --------  ----------- ------   ----      ------     ---------  ------    ----     -------- -----------
    1     09/25/02      9.49%     13.99%    33    05/25/05    11.73%       12.13%     65    01/25/08    12.30%     12.30%
    2     10/25/02      8.23%     12.75%    34    06/25/05    11.47%       11.47%     66    02/25/08    12.30%     12.30%
    3     11/25/02      7.96%     12.51%    35    07/25/05    11.85%       11.85%     67    03/25/08    13.15%     13.15%
    4     12/25/02      8.23%     12.80%    36    08/25/05    11.47%       11.47%     68    04/25/08    12.30%     12.30%
    5     01/25/03      7.96%     12.56%    37    09/25/05    11.47%       11.47%     69    05/25/08    12.71%     12.71%
    6     02/25/03      7.96%     12.58%    38    10/25/05    11.85%       11.85%     70    06/25/08    12.30%     12.30%
    7     03/25/03      8.81%     13.45%    39    11/25/05    11.86%       11.86%     71    07/25/08    12.71%     12.71%
    8     04/25/03      7.96%     12.62%    40    12/25/05    12.31%       12.31%     72    08/25/08    12.30%     12.30%
    9     05/25/03      8.23%     12.91%    41    01/25/06    11.92%       11.92%     73    09/25/08    12.30%     12.30%
   10     06/25/03      7.96%     12.68%    42    02/25/06    11.92%       11.92%     74    10/25/08    12.71%     12.71%
   11     07/25/03      8.23%     12.98%    43    03/25/06    13.19%       13.19%     75    11/25/08    12.30%     12.30%
   12     08/25/03      7.96%     12.77%    44    04/25/06    11.92%       11.92%     76    12/25/08    12.71%     12.71%
   13     09/25/03      7.96%     12.83%    45    05/25/06    12.56%       12.56%     77    01/25/09    12.30%     12.30%
   14     10/25/03      8.23%     13.15%    46    06/25/06    12.20%       12.20%     78    02/25/09    12.30%     12.30%
   15     11/25/03      7.96%     12.94%    47    07/25/06    12.61%       12.61%     79    03/25/09    13.62%     13.62%
   16     12/25/03      8.23%     13.27%    48    08/25/06    12.20%       12.20%     80    04/25/09    12.30%     12.30%
   17     01/25/04      7.96%     13.06%    49    09/25/06    12.20%       12.20%     81    05/25/09    12.71%     12.71%
   18     02/25/04      7.96%     13.11%    50    10/25/06    12.61%       12.61%     82    06/25/09    12.30%     12.30%
   19     03/25/04      8.51%     13.70%    51    11/25/06    12.20%       12.20%     83    07/25/09    12.71%     12.71%
   20     04/25/04      7.96%     13.20%    52    12/25/06    12.66%       12.66%     84    08/25/09    12.30%     12.30%
   21     05/25/04      8.93%     14.00%    53    01/25/07    12.25%       12.25%     85    09/25/09    12.30%     12.30%
   22     06/25/04      8.67%     14.00%    54    02/25/07    12.25%       12.25%     86    10/25/09    12.71%     12.71%
   23     07/25/04     10.55%     10.92%    55    03/25/07    13.57%       13.57%     87    11/25/09    12.30%     12.30%
   24     08/25/04     10.21%     10.58%    56    04/25/07    12.25%       12.25%     88    12/25/09    12.71%     12.71%
   25     09/25/04     10.21%     10.58%    57    05/25/07    12.66%       12.66%     89    01/25/10    12.30%     12.30%
   26     10/25/04     10.56%     10.93%    58    06/25/07    12.30%       12.30%     90    02/25/10    12.30%     12.30%
   27     11/25/04     10.60%     10.97%    59    07/25/07    12.71%       12.71%     91    03/25/10    13.62%     13.62%
   28     12/25/04     10.96%     11.34%    60    08/25/07    12.30%       12.30%     92    04/25/10    12.30%     12.30%
   29     01/25/05     10.94%     11.32%    61    09/25/07    12.30%       12.30%     93    05/25/10    12.71%     12.71%
   30     02/25/05     10.94%     11.32%    62    10/25/07    12.71%       12.71%     94    06/25/10    12.30%     12.30%
   31     03/25/05     12.11%     12.50%    63    11/25/07    12.30%       12.30%     95    07/25/10    12.71%     12.71%
   32     04/25/05     10.94%     11.34%    64    12/25/07    12.71%       12.71%

(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, and Six-Month LIBOR is constant at a level of 6.731%.

(2) Assumes amounts available to the Class AV-1 Certificates from payments made under the Yield Maintenance Agreement have been taken into account. Includes the assumptions from footnote (1) above.

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